Exhibit 99.2

RENAISSANCE MEDIA GROUP LLC
RENAISSANCE MEDIA (LOUISIANA) LLC
RENAISSANCE MEDIA (TENNESSEE) LLC
RENAISSANCE MEDIA CAPITAL CORPORATION
12405 Powerscourt Drive
St. Louis, MO 63131

CERTIFICATION OF CHIEF FINANCIAL
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Kent D. Kalkwarf, the Chief Financial Officer of Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and Renaissance Media Capital Corporation (collectively, the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report") filed with the Securities and Exchange Commission:

    fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and
    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kent D. Kalkwarf
Kent D. Kalkwarf
Chief Financial Officer
November 19, 2002